UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-07108

ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2005

Date of reporting period:    October 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


Alliance World Dollar Government Fund


Annual Report

October 31, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 19, 2005

Annual Report

This report provides management's discussion of fund performance for Alliance World Dollar Government Fund (the "Fund") for the annual reporting period ended October 31, 2005. The Fund is a closed end fund that trades under the New York Stock Exchange Symbol "AWG".

Investment Objective and Policies

The Fund is a closed-end management investment company which seeks high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 21.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, for the six- and 12-month periods ended October 31, 2005.

The Fund outperformed its benchmark for both the six- and 12-month periods ended October 31, 2005. Contributing positively to performance throughout these periods was the Fund's overweight position in Latin America, particularly Venezuela. Some Latin American countries benefited from higher commodity and oil prices as well as improved economic fundamentals. The Latin region also benefited from improvement in its debt dynamics by pre-funding approximately 75% of the region's 2006 external financing needs. Venezuela contributed positively to the Fund's performance, helped by higher oil prices and speculation that the Venezuelan government will begin to pay back debt. Argentina also enhanced the Fund's performance in the six-month period ended October 31, 2005, as the country benefited from completion of its debt restructuring and very strong economic growth.

The Fund's overweight exposure to Ecuador during the months of April and May 2005 detracted from the Fund's performance during the period under review. Earlier in the period, an overweight position in Ecuador was favored based on valuation, potential ratings upgrades and the country's ability to finance itself. Political turmoil in April, however, superceded the country's positive fundamentals and caused Ecuador's bond prices to plummet. The Fund's security selection also detracted from performance as it was too defensive relative to U.S. interest rates. The Fund's duration remained shorter than the benchmark as the portfolio manager expected interest rates to rise and negatively impact bond prices.

Market Review and Investment Strategy

The emerging market debt class posted the strongest returns within the fixed-income sectors of the market for the


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1


12-month period ended October 31, 2005, returning 10.54% according to the J.P. Morgan Emerging Markets Bond Index Global. Spreads continued to tighten an additional 157 basis points to end the period at 242 basis points over Treasuries. The emerging markets enjoyed strong investor demand, a favorable low global interest rate environment, strong global liquidity and improving individual country fundamentals. Additionally, many emerging debt countries markedly improved their external debt dynamics and pre-funded their debt obligations through 2006.

For the annual period, 30 of 31 countries represented within the Index posted positive returns, with the Latin region at 11.18% outpacing non-Latin countries at 9.63%. Several Latin countries benefited from improved export demand and strong commodity prices, particularly oil. Countries outperforming for the annual period included the Dominican Republic at 31.62%, Uruguay at 21.57%, the Philippines at 15.36%, oil producing Venezuela at 18.04% and Russia at 14.55%. Underperforming countries for the period included the Ivory Coast at -4.29%, Bulgaria at 1.35% and Thailand at 1.49%.

During the reporting period, allocations to the Fund's core emerging market countries (Brazil, Argentina, Russia, Colombia, Mexico, Turkey and Venezuela) were maintained. The Fund continued to overweight the Latin American region as these countries benefited from improving macroeconomic fundamentals and higher commodity prices. The Fund was also positioned with a neutral spread exposure; however, it remained defensive against interest rate risk.

Individual emerging countries favored in the Fund during the 12-month period ended October 31, 2005 included Russia, which was one of the best performing countries outside of Latin America due to its continued benefit from higher oil revenues, strong fiscal performance and debt prepayments. The Fund also recently favored Argentina based on very strong growth (10.1% gross domestic product growth in the second quarter of 2005), solid growth in reserves and improvement in the political system with the president recently consolidating gains. The Fund's exposure to Peru was also increased as economic growth continued to outpace most Latin countries on strong demand for its exports. Exports doubled in Peru during 1999-2004, led by mining, and growth which has averaged 5% per annum. The Ukraine, which experienced strong economic growth and ratings upgrades, was also favored. Lastly, the Fund's exposure to Ecuador was significantly reduced. Although credit fundamentals in this country are sound, political volatility warranted caution.


_______________________________________________________________________________

2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance World Dollar Government Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day under the designation "AllncWrld". The Fund's NYSE trading symbol is "AWG." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." For additional information regarding this Fund, please see page 45.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, eurobonds. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.

A Word About Risk

The Fund invests in fixed-income foreign securities, including those of emerging markets, which may magnify portfolio fluctuations due to changes in interest rates and foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. High yield and lower-rated bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed- income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade ("junk bonds") and up to 50% in securities that are not readily marketable.

The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged and the use of leverage techniques can add to net asst value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. This additional leverage will not exceed 33% of the Fund's total assets, less liabilities.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.


(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


HISTORICAL PERFORMANCE
(continued from previous page)

                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED OCTOBER 31, 2005                         6 Months     12 Months
-------------------------------------------------------------------------------
Alliance World Dollar Government Fund (NAV)              7.10%        11.15%
-------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global           6.79%        10.54%
-------------------------------------------------------------------------------

The Fund's Market Price per share on October 31, 2005 was $12.09. For additional Financial Highlights, please see page 27.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/95 TO 10/31/05


Alliance World Dollar Government Fund (NAV): $42,095
J.P. Morgan Emerging Markets Bond Index Global: $36,232


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                      Alliance World Dollar      J.P. Morgan Emerging Markets
                      Government Fund (NAV)           Bond Index Global
-------------------------------------------------------------------------------
     10/31/95               $ 10,000                       $ 10,000
     10/31/96               $ 14,457                       $ 14,085
     10/31/97               $ 16,516                       $ 15,661
     10/31/98               $ 13,493                       $ 14,117
     10/31/99               $ 15,288                       $ 17,100
     10/31/00               $ 19,486                       $ 20,209
     10/31/01               $ 20,152                       $ 21,322
     10/31/02               $ 23,711                       $ 22,731
     10/31/03               $ 33,601                       $ 29,058
     10/31/04               $ 37,872                       $ 32,777
     10/31/05               $ 42,095                       $ 36,232


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund at net asset value (NAV) (from 10/31/95 to 10/31/05) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on pages 3-4.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5


PORTFOLIO SUMMARY
October 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $126.1


SECURITY TYPE BREAKDOWN*

     80.6%   Sovereign Debt Obligations
     19.4%   Short-Term Investments               [PIE CHART OMITTED]


* All data are as of October 31, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


PORTFOLIO OF INVESTMENTS
October 31, 2005

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-86.8%
Argentina-6.2%
Republic of Argentina
  4.01%, 8/03/12 FRN                                  $ 5,715     $   5,120,226
  8.28%, 12/31/33(a)                                    2,710         2,638,498
                                                                  -------------
                                                                      7,758,724
                                                                  -------------
Belize-0.1%
Government of Belize
  9.50%, 8/15/12                                          166           121,180
                                                                  -------------
Brazil-15.5%
Federal Republic of Brazil
  8.00%, 1/15/18                                          873           902,246
  8.25%, 1/20/34                                          994           967,162
  9.25%, 10/22/10                                         410           450,180
  10.50%, 7/14/14                                       1,364         1,602,700
  11.00%, 8/17/40(a)(b)                                 4,266         5,125,598
  12.00%, 4/15/10                                       1,025         1,224,875
  12.75%, 1/15/20                                       4,924         6,605,545
  14.50%, 10/15/09                                        355           452,625
  DCB FRN
  Series L
  5.25%, 4/15/12                                        2,237         2,183,783
                                                                  -------------
                                                                     19,514,714
                                                                  -------------
Bulgaria-0.4%
Republic of Bulgaria
  8.25%, 1/15/15(c)                                       425           507,875
                                                                  -------------
Colombia-2.3%
Republic of Colombia
  10.75%, 1/15/13                                         376           456,840
  11.75%, 2/25/20                                       1,848         2,485,560
                                                                  -------------
                                                                      2,942,400
                                                                  -------------
Dominican Republic-1.2%
Dominican Republic
  9.50%, 9/27/11(c)                                     1,428         1,520,546
                                                                  -------------
El Salvador-1.2%
Republic of El Salvador
  7.625%, 9/21/34(c)                                      352           379,280
  7.65%, 6/15/35(c)                                       593           590,035
  8.50%, 7/25/11(c)                                       425           474,725
                                                                  -------------
                                                                      1,444,040
                                                                  -------------


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Indonesia-1.1%
Republic of Indonesia
  6.75%, 3/10/14(c)                                   $ 1,150     $   1,115,500
  7.25%, 4/20/15(c)                                       307           301,628
                                                                  -------------
                                                                      1,417,128
                                                                  -------------
Jamaica-0.4%
Government of Jamaica
  10.625%, 6/20/17                                        428           468,232
                                                                  -------------
Lebanon-1.2%
Lebanese Republic
  7.875%, 5/20/11(c)                                      330           332,063
  10.125%, 8/06/08(c)                                     979         1,057,320
  11.625%, 5/11/16(c)                                     148           176,860
                                                                  -------------
                                                                      1,566,243
                                                                  -------------
Malaysia-0.5%
Malaysia
  7.50%, 7/15/11                                          550           615,473
                                                                  -------------
Mexico-16.9%
United Mexican States
  7.50%, 1/14/12                                        1,075         1,191,100
  8.125%, 12/30/19                                      5,600         6,697,599
  11.375%, 9/15/16                                      1,607         2,322,115
  Series A
  6.375%, 1/16/13                                         555           581,363
  8.00%, 9/24/22                                        6,214         7,388,445
  9.875%, 2/01/10                                       2,687         3,157,225
                                                                  -------------
                                                                     21,337,847
                                                                  -------------
Morocco-0.4%
Kingdom of Morocco Loan Participation FRN
  Series A
  3.803%, 1/01/09                                         555           553,956
                                                                  -------------
Nigeria-1.0%
Central Bank of Nigeria
  6.25%, 11/15/20(d)                                    1,250         1,251,625
                                                                  -------------
Panama-2.6%
Republic of Panama
  8.875%, 9/30/27                                         948         1,102,050
  9.375%, 7/23/12-4/01/29                                 554           661,625
  9.625%, 2/08/11                                         625           718,750
  10.75%, 5/15/20                                         605           821,288
                                                                  -------------
                                                                      3,303,713
                                                                  -------------


_______________________________________________________________________________

8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Peru-3.4%
Republic of Peru
  7.35%, 7/21/25                                       $  592     $     597,920
  8.375%, 5/03/16                                         680           766,700
  8.75%, 11/21/33                                       2,114         2,431,100
  9.875%, 2/06/15                                         431           531,208
                                                                  -------------
                                                                      4,326,928
                                                                  -------------
Philippines-4.8%
Republic of Philippines
  8.875%, 3/17/15                                       2,535         2,661,750
  9.00%, 2/15/13                                          725           767,775
  9.50%, 2/02/30                                          539           568,645
  9.875%, 1/15/19                                       1,025         1,137,750
  10.625%, 3/16/25                                        756           872,424
                                                                  -------------
                                                                      6,008,344
                                                                  -------------
Russia-15.4%
Russian Federation
  5.00%, 3/31/30(c)(d)                                  9,090        10,090,741
  11.00%, 7/24/18(c)                                      570           829,350
Russian Ministry of Finance
  Series V
  3.00%, 5/14/08                                        3,285         3,046,838
  Series VII
  3.00%, 5/14/11                                        6,300         5,480,999
                                                                  -------------
                                                                     19,447,928
                                                                  -------------
Turkey-4.7%
Republic of Turkey
  7.375%, 2/05/25                                         597           591,030
  11.00%, 1/14/13                                       1,590         2,001,810
  11.50%, 1/23/12                                       1,112         1,402,788
  11.75%, 6/15/10                                         680           834,020
  11.875%, 1/15/30                                        717         1,038,933
                                                                  -------------
                                                                      5,868,581
                                                                  -------------
Ukraine-1.1%
Government of Ukraine
  6.875%, 3/04/11(c)                                      482           497,665
  7.65%, 6/11/13(c)                                       125           134,063
  11.00%, 3/15/07(c)                                      777           814,743
                                                                  -------------
                                                                      1,446,471
                                                                  -------------
Uruguay-0.9%
Republic of Uruguay
  7.50%, 3/15/15                                          124           121,520
  7.875%, 1/15/33(e)                                      600           569,778
  9.25%, 5/17/17                                          430           466,550
                                                                  -------------
                                                                      1,157,848
                                                                  -------------


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Venezuela-5.5%
Republic of Venezuela
  5.194%, 4/20/11 FRN(c)                              $   440     $     435,600
  8.50%, 10/08/14                                         125           136,250
  9.25%, 9/15/27(a)                                     3,479         4,053,035
  10.75%, 9/19/13                                       1,863         2,272,860
                                                                  -------------
                                                                      6,897,745
                                                                  -------------
Total Sovereign Debt Obligations
  (cost $99,578,738)                                                109,477,541
                                                                  -------------
WARRANTS(f)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                           1,250            27,500
Republic of Venezuela
  Warrants, expiring 4/15/20                           20,599                -0-
                                                                  -------------
Total Warrants
  (cost $0)                                                              27,500
                                                                  -------------
SHORT-TERM INVESTMENTS-20.9%
Time Deposits-20.9%
Societe Generale
  4.03%, 11/01/05                                    $ 25,900        25,900,000
The Bank of New York
  2.75% 11/01/05                                          491           491,000
                                                                  -------------
Total Short-Term Investments
  (cost $26,391,000)                                                 26,391,000
                                                                  -------------
Total Investments-107.7%
  (cost $125,969,738)                                               135,896,041
Other assets less liabilities-(7.7%)                                 (9,782,896)
                                                                  -------------
Net Assets-100%                                                   $ 126,113,145
                                                                  =============


CALL OPTIONS WRITTEN (see Note C)

                                                 Exercise      Expiration
Description                      Contracts(g)     Price           Month       U.S. $ Value
---------------------------------------------------------------------------------------------
Federal Republic of Brazil
11.00%, 8/17/40                    570,000       $119.90         Nov '05        $ (10,716)
11.00%, 8/17/40                    130,000        120.00         Nov '05           (1,898)
11.00%, 8/17/40                    832,000        120.15         Nov '05           (4,212)
                                                                                ---------
(premiums received $19,522)                                                     $ (16,826)
                                                                                =========



_______________________________________________________________________________

10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                   Notional                                     Unrealized
Swap Counterparty &                 Amount       Interest      Termination     Appreciation /
Referenced Obligation               (000's)        Rate            Date       (Depreciation)
---------------------------------------------------------------------------------------------
Buy Contracts:
--------------
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                      1,230          4.14%        4/20/10        $(78,203)

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                      1,640          4.07         8/20/15         (66,186)

Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                        550          3.02         1/20/10         (26,798)

Citigroup Global Markets, Inc.
Republic of Hungary
4.50%, 2/06/13                         350          0.50        11/26/13          (6,107)

Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                       520          5.60         3/20/14         (56,527)

Deutsche Bank Alex Brown
Federal Republic of Brazil
12.25%, 3/06/30                      1,230          4.02         4/20/10         (62,656)

JP Morgan Securities, Inc.
Republic of Hungary
4.50%, 2/06/13                       1,490          0.30        10/20/15            (519)

Sale Contracts:
---------------
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                        900          4.40         5/20/06          38,490

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                      2,583          1.98         4/20/07          42,258

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                      2,540          3.09         8/20/10          61,347

Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                      1,150          1.13         1/20/07          11,459

Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                       520          4.95         3/20/19          43,100

CS First Boston
Federal Republic of Brazil
12.25%, 3/06/30                        775          6.90         6/20/07          92,445

CS First Boston
Republic of Venezuela
9.25%, 9/15/27                         950          3.17        10/20/15           9,901

Deutsche Bank Alex Brown
Federal Republic of Brazil
12.25%, 3/06/30                      2,583          1.90         4/20/07          59,567



_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11


CREDIT DEFAULT SWAP CONTRACTS (see Note C) (continued)

                                    Notional
Swap Counterparty &                  Amount      Interest      Termination      Unrealized
Referenced Obligation                (000's)       Rate            Date        Appreciation
---------------------------------------------------------------------------------------------
Sale Contracts (continued):
---------------------------
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                       800         17.75%        2/13/08        $309,396

Morgan Stanley
Federal Republic of Brazil
12.25%, 3/06/30                        680          3.80         8/20/06          22,436



INTEREST RATE SWAP CONTRACT (see Note C)

                                                         Rate Type
                                               ----------------------------
                                                  Payments       Payments
    Swap            Notional     Termination      made by       received by     Unrealized
Counterparty         Amount         Date          the Fund       the Fund      Depreciation
----------------------------------------------------------------------------------------------
   Morgan
  Guaranty         3,892,072       1/01/09         LIBOR+         6.8526%       $(1,141,997)


+  LIBOR (London Interbank Offered Rate)


REVERSE REPURCHASE AGREEMENTS (see Note C)

                                  Interest
Broker                              Rate            Maturity          Amount
-------------------------------------------------------------------------------
UBS AG London                       0.05%           11/01/05        $ 2,811,402
UBS AG London                       0.10            12/30/05          1,002,027
UBS AG London                       0.60            11/01/05          2,887,837
UBS AG London                       2.90            11/01/05          4,916,099
                                                                    -----------
                                                                    $11,617,365
                                                                    ===========

(a) Position, or portion thereof, with an aggregate market value of $12,121,143 has been segregated to collateralize reverse repurchase agreements.

(b) Position, or portion thereof, with a market value of $1,840,698 has been segregated to collateralize written call options.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate market value of these securities amounted to $19,257,994 or 15.3% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2005.

(e)  Pay-In-Kind Payments (PIK).

(f)  Non-income producing security.

(g)  One contract relates to principal amount of $1.00.

Glossary of Terms:

DCB - Debt Conversion Bonds

FRN - Floating Rate Note

See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2005

ASSETS
Investments in securities, at value (cost $125,969,738)          $  135,896,041
Cash                                                                    641,343
Unrealized appreciation of credit default swap contracts                690,399
Receivable for investment securities sold                             2,144,448
Due from Broker                                                           1,612
Interest receivable                                                   1,875,515
                                                                 --------------
Total assets                                                        141,249,358
                                                                 --------------
LIABILITIES
Outstanding call options written, at value
  (premiums received $19,522)                                            16,826
Unrealized depreciation of interest rate swap contract                1,141,997
Unrealized depreciation of credit default swap contracts                296,996
Reverse repurchase agreements                                        11,617,365
Payable for investment securities purchased                             859,271
Advisory fee payable                                                     96,581
Administrative fee payable                                                9,412
Accrued expenses                                                      1,097,765
                                                                 --------------
Total liabilities                                                    15,136,213
                                                                 --------------
Net Assets                                                       $  126,113,145
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $       88,975
Additional paid-in capital                                          117,469,653
Distributions in excess of net investment income                       (127,176)
Accumulated net realized loss on investment transactions               (498,712)
Net unrealized appreciation of investments                            9,180,405
                                                                 --------------
                                                                 $  126,113,145
                                                                 ==============
NET ASSET VALUE PER SHARE
  (based on 8,897,497 shares outstanding)                                $14.17
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13


STATEMENT OF OPERATIONS
Year Ended October 31, 2005

INVESTMENT INCOME
Interest                                                           $  8,870,001

EXPENSES
Advisory fee                                      $  1,230,992
Administrative                                         179,078
Custodian                                              175,062
Audit                                                   93,076
Transfer agency                                         57,214
Legal                                                   50,028
Printing                                                47,618
Directors' fees                                         32,102
Registration                                            23,452
Miscellaneous                                           18,121
                                                  ------------
Total expenses before interest                       1,906,743
Interest expense                                         7,746
                                                  ------------
Total expenses                                                        1,914,489
                                                                   ------------
Net investment income                                                 6,955,512
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTTRANSACTIONS
Net realized gain on:
  Investment transactions                                             5,064,591
  Swap contracts                                                        540,108
  Written options                                                       365,895
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                          (200,730)
  Swap contracts                                                       (514,924)
  Written options                                                         2,696
                                                                   ------------
Net gain on investment transactions                                   5,257,636
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $ 12,213,148
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $    6,955,512   $    6,837,581
Net realized gain on investment
  transactions                                       5,970,594       13,195,874
Net change in unrealized
  appreciation/depreciation
  of investments                                      (712,958)      (6,445,139)
                                                --------------   --------------
Net increase in net assets
  from operations                                   12,213,148       13,588,316

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income                               (7,367,228)      (8,410,754)

COMMON STOCK TRANSACTIONS
Reinvestment of dividends resulting in the
  issuance of common stock                                  -0-         103,490
                                                --------------   --------------
Total increase                                       4,845,920        5,281,052

NET ASSETS
Beginning of period                                121,267,225      115,986,173
                                                --------------   --------------
End of period (including distributions
  in excess of net investment income
  of ($127,176) and ($281,133),
  respectively)                                 $  126,113,145   $  121,267,225
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15


NOTES TO FINANCIAL STATEMENTS
October 31, 2005

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the


_______________________________________________________________________________

16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


"Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17


value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Prior to October 1, 2005, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to an Administration Agreement, effective October 1, 2005, the Fund pays the Adviser an administrative fee in the amount of $107,000 per year for its costs incurred for providing administrative services. Prior to October 1, 2005, the Fund paid the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2005, the Fund reimbursed AGIS $490 relating to shareholder servicing costs.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005, were as follows:

                                                  Purchases           Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $   91,726,239   $   91,929,971
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options and swap contracts) are as follows:

Cost                                                             $  126,312,600
                                                                 ==============
Gross unrealized appreciation                                    $   10,105,137
Gross unrealized depreciation                                          (521,696)
                                                                 --------------
Net unrealized appreciation                                      $    9,583,441
                                                                 ==============


_______________________________________________________________________________

18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended October 31, 2005, were as follows:

                                                   Number of        Premiums
                                                   Contracts        Received
                                                ==============   ==============
Options outstanding at
  October 31, 2004                                          -0-  $           -0-
Options written                                     29,492,000          385,417
Options terminated in closing
  purchase transactions                            (11,127,000)        (167,146)
Options expired                                    (16,833,000)        (198,749)
                                                --------------   --------------
Options outstanding at
  October 31, 2005                                   1,532,000   $       19,522
                                                ==============   ==============


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19


2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market


_______________________________________________________________________________

20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $13,481,000, with net unrealized appreciation of $690,399 and terms ranging from 7 months to 14 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $5,170,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $8,311,000 as of October 31, 2005.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2005, the average amount of reverse repurchase agreements outstanding was $1,839,059 and the daily weighted average interest rate was 0.55%. At the October 31, 2005, the Fund had commitments to enter reverse repurchase agreements aggregating $9,144,875, with an effective date of November 1, 2005.

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized of which 8,897,497 shares were issued and outstanding at October 31, 2005. During the year ended October 31, 2005, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2004, the Fund issued 7,445 shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt secure-


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21


ities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $    7,367,228   $    8,410,754
                                            --------------   --------------
Total taxable distributions                      7,367,228        8,410,754
                                            --------------   --------------
Total distributions paid                    $    7,367,228   $    8,410,754
                                            ==============   ==============


_______________________________________________________________________________

22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $      331,839
Accumulated capital and other losses                               (244,082)(a)
Unrealized appreciation/(depreciation)                            8,466,760(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $    8,554,517
                                                             ==============

(a) On October 31, 2005, the Fund had a net capital loss carryforward of $244,082 which will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $5,078,869.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.


During the current fiscal year, permanent differences, primarily due to the tax character of paydown gains/losses, tax treatment of swap income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, and a net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23


District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


_______________________________________________________________________________

24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25


Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2005        2004(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $13.63       $13.05        $9.98        $9.43       $10.45

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .78          .77         1.04         1.06         1.36
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .59          .76         2.98          .59         (.95)
Net increase in net asset value
  from operations                               1.37         1.53         4.02         1.65          .41

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                             (.83)        (.95)        (.95)       (1.07)       (1.36)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.02)        (.07)
Tax return of capital                             -0-          -0-          -0-        (.01)          -0-
Total dividends and
  distributions                                 (.83)        (.95)        (.95)       (1.10)       (1.43)
Net asset value, end of period                $14.17       $13.63       $13.05        $9.98        $9.43
Market value, end of period                   $12.09       $12.20       $12.70        $9.55       $10.10
Premium/(Discount)                            (14.68)%     (10.49)%      (2.68)%      (4.31)%       7.10%

TOTAL RETURN
Total investment return
  based on:(d)
  Market value                                  5.95%        3.67%       44.12%        5.16%       11.51%
  Net asset value                              11.15%       12.71%       41.71%       17.66%        3.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $126,113     $121,267     $115,986      $88,735      $82,478
Ratio to average net assets of:
  Expenses                                      1.54%        1.59%        2.05%        1.87%        3.21%
  Expenses, excluding
    interest expense                            1.54%        1.58%        1.63%        1.64%        1.65%
  Net investment income                         5.60%        5.82%        8.80%       10.55%       13.05%
Portfolio turnover rate                           86%         198%         131%         197%         202%


See footnote summary on page 28.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 27


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.09 and increase net realized and unrealized gain (loss) on investment transactions per share by $.09, and decrease the ratio of net investment income to average net assets by .67%.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain on investments per share by $0.02, and decrease the ratio of net investment income to average net assets from 10.67% to 10.55%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


_______________________________________________________________________________

28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Alliance World Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 16, 2005


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 29


ADDITIONAL INFORMATION
(unaudited)

Alliance World Dollar Government Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


_______________________________________________________________________________

30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A., P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 31


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Dr. James M. Hester(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar*

Equiserve Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


*  Until January 1, 2006, PFPC acts in this capacity.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

Annual Certifications--As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance World Dollar Government Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) Mr. DeNoon is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                             COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH,                         OCCUPATION(S)                         OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer +                     Executive Vice President of                     106         SCB Partners,
1345 Avenue of the                  ACMC since 2001; prior thereto,                                 Inc.,
Americas                            Chief Executive Officer of Sanford                            SCB, Inc.
New York, NY 10105                  C. Bernstein & Co., LLC and its
10/2/57                             predecessor since prior to 2000.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr. #             Investment adviser and an                       108             None
2 Sound View Drive                  independent consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
Chairman of the Board               registered investment adviser,
9/7/32                              with which he had been associated
(1992)                              since prior to 2000. He was formerly
                                    Deputy Comptroller and Chief
                                    Investment Officer of the State of
                                    New York and, prior thereto, Chief
                                    Investment Officer of the New York
                                    Bank for Savings.

Ruth Block #**                      Formerly: Executive Vice President              106             None
500 SE Mizner Blvd.,                and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society
11/7/30                             of the United States; Chairman and
(1992)                              Chief Executive Officer of Evlico
                                    (insurance); Director of Avon, BP (oil
                                    and gas), Ecolab Incorporated (specialty
                                    chemicals), Tandem Financial Group
                                    and Donaldson, Lufkin & Jenrette
                                    Securities Corporation; Governor at
                                    Large, National Association of Securities
                                    Dealers, Inc.

David H. Dievler #                  Independent consultant. Until                   107             None
P.O. Box 167                        December 1994, Senior Vice
Spring Lake, NJ 07762               President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1992)                              responsible for mutual fund adminis-
                                    tration. Prior to joining ACMC in 1984,
                                    he was Chief Financial Officer of
                                    Eberstadt Asset Management since
                                    1968. Prior to that, he was a Senior
                                    Manager at Price Waterhouse & Co.
                                    Member of American Institute of
                                    Certified Public Accountants
                                    since 1953.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 33


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                             COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH,                         OCCUPATION(S)                         OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin #                    Consultant. Formerly President of               106        Municipal Art
P.O. Box 12                         Save Venice, Inc. (preservation                               Society
Annandale, NY 12504                 organization) from 2001 - 2002, a                            (New York
2/19/42                             Senior Advisor from June 1999 -                                City)
(1992)                              June 2000 and President of Historic
                                    Hudson Valley (historic preservation)
                                    from December 1989 - May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during
                                    1988 - 1992, he was Director and
                                    Chairman of the Audit Committee
                                    of ACMC.

Dr. James M. Hester #               Formerly President of the Harry                  11             None
25 Cleveland Lane                   Frank Guggenheim Foundation,
Princeton, NJ 08540                 New York University and the
4/19/24                             New York Botanical Garden.
(1992)                              Formerly Rector of the United
                                    Nations University and Vice
                                    Chairman of the Board of the
                                    Federal Reserve Bank of New York.

Michael J. Downey, #                Consultant since 2004. Formerly                 106         Asia Pacific
c/o Alliance Capital                managing partner of Lexington                                 Fund, Inc.
Management L.P.                     Capital, LLC (investment advisory                              and The
1345 Avenue of the                  firm) from 1997 until December 2003.                         Merger Fund
Americas                            Prior thereto, Chairman and CEO of
Attn: Philip L. Kirstein            Prudential Mutual Fund Management
New York, NY 10105                  (1987-1993).
1/26/44
(2005)

D. James Guzy, #                    Chairman of the Board of PLX                    106       Intel Corporation,
P.O. Box 128                        Technology (semi-conductors) and                             Cirrus Logic
Glenbrook, NV 89413                 of SRC Computers Inc., with which                            Corporation,
3/7/36                              he has been associated since prior to                          Novellus
(2005)                              2000. He is also President of the Arbor                     Corporation,
                                    Company (private family investments).                      Micro Component
                                                                                                  Technology,
                                                                                                   the Davis
                                                                                                   Selected
                                                                                                Advisors Group
                                                                                               of Mutual Funds
                                                                                               and LogicVision


_______________________________________________________________________________

34 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                             COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH,                         OCCUPATION(S)                         OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #          Principal of Turner Venture Associates          106            Toppan
220 Montgomery Street               (venture capital and consulting)                          Photomasks, Inc.,
Penthouse 10                        since prior to 2000. He is Chairman                       the George Lucas
San Francisco, CA 94104             and CEO, DuPont Photomasks, Inc.,                           Educational
10/10/41                            Austin, Texas, 2003 - 2005, and                            Foundation and
(2005)                              President and CEO since company                           Chairman of the
                                    acquired, and name changed to                               Board of the
                                    Toppan Photomasks, Inc. in 2005                            Smithsonian's
                                    (semi-conductor manufacturing                             National Museum
                                    services).                                               of Natural History

*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 35


Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*                      POSITION(S)                      PRINCIPAL OCCUPATION
   AND DATE OF BIRTH                   HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Mark O. Mayer, 10/2/57              President                       See biography above.

Philip L. Kirstein, 5/29/45         Senior Vice President           Senior Vice President and Independent
                                    and Independent                 Compliance Officer of the Alliance-
                                    Compliance Officer              Bernstein Funds with which he has
                                                                    been associated since October 2004.
                                                                    Prior thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since prior
                                                                    to 2000 until March 2003.

Paul J. DeNoon, 4/18/62             Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 2000.

Emilie D. Wrapp, 11/13/55           Secretary                       Senior Vice President, Assistant
                                                                    General Counsel and Assistant
                                                                    Secretary of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with
                                                                    which she has been associated since
                                                                    prior to 2000.

Mark D. Gersten, 10/4/50            Treasurer and Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS")**, and
                                                                    Vice President of ABIRM**, with which
                                                                    he has been associated since prior
                                                                    to 2000.

Vincent S. Noto, 12/14/64           Controller                      Vice President of AGIS**, with which
                                                                    he has been associated since prior
                                                                    to 2000.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.


_______________________________________________________________________________

36 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund, in each case with the revisions discussed below, at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 37


8.  portfolio turnover rates for the Fund;

9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

10. the Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Fund;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

12. the terms of the Advisory Agreement, including the proposed revisions to the Advisory Agreement discussed below; and

13. the terms of the Administration Agreement, including the proposed revisions to the Administration Agreement discussed below.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement (with the changes approved at the meeting), and (ii) between the Fund and the Administrator, as provided in the Administration Agreement (with the changes approved at the meeting), were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and the Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement, with the changes approved at the meeting, and to the Administrator pursuant to the


_______________________________________________________________________________

38 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


Administration Agreement, with the changes approved at the meeting, are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, provides the following services: (a) oversees the determination and publication of the Fund's net asset value; (b) oversees the maintenance of the books and records of the Fund; (c) arranges for bank or other borrowing by the Fund, pursuant to the Adviser's determination of the lenders, timing, amount and terms of any such borrowing; (d) prepares the Fund's federal, state and local income tax returns; (e) prepares the financial information for the Fund's proxy statements and reports to shareholders; (f) prepares the Fund's periodic financial and other reports to regulatory agencies; (g) responds to or refers, as appropriate, shareholder inquiries; (h) coordinates audit examinations; and
(i) conducts asset maintenance tests and prepares related reports. With respect to (g) the directors noted that the Fund pays Alliance Global Investor Services to respond to certain types of shareholder inquiries pursuant to a Shareholder Inquiry Agency Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser (including in its capacity as Administrator of the Fund) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 39


directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.


_______________________________________________________________________________

40 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser showing performance of the Fund as compared to other funds in the Lipper Emerging Markets Debt Funds Average (the "Lipper Average") for periods ending May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception November 1992) and for each of the last ten calendar years, and as compared to the JP Morgan Emerging Markets Bond Index (the "Index") for periods ending May 31, 2005 over the YTD, 1-, 3-, 5- and 10-year periods. The directors noted that there were a small number of funds in the Fund's Lipper category, and that one of such funds was Alliance World Dollar Government Fund II. The directors noted that in the Lipper Average comparison, the Fund's performance was materially below the Lipper median in the YTD period, significantly below the Lipper median in the 1-year period, slightly below the Lipper median in the 3-year period, slightly above or at the Lipper medians in the 5-year and since inception periods and materially above the Lipper median in the 10-year period, and that the Fund's calendar year performance was significantly below the Lipper medians in 2004, 2001 and 1994, slightly below the Lipper medians in 2003, 1999 and 1996, materially above the Lipper median in 1997, significantly above the Lipper medians in 2002, 2000 and 1995 and slightly above the Lipper median in 1998. The directors further noted that the Fund underperformed the Index in the YTD period but outperformed the Index in all other periods reviewed, and that this comparison was affected by the fact that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to the Adviser (in its capacity as Administrator of the Fund)) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 41


The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). The directors noted that the Fund's contractual advisory fee rate was higher than the fee rate charged to an open-end emerging market debt fund managed by the Adviser, and that the Fund's fee rate exceeded the rate paid by the open-end fund prior to the settlement related reduction.

Prior to their September 14 and 16, 2005 meeting, the directors requested a reduction in the advisory fees of the Fund to the levels charged to the comparable open-end fund managed by the Adviser. At their September 14 and 16, 2005 meeting, the directors considered the Adviser's proposal, in response to the directors' request, to amend the Advisory Agreement to reduce the fee rate by 10 basis points and the Administrator's proposal to replace the current 15 basis points fee with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points. In evaluating the Adviser's proposal the directors took into account the fact that the Fund utilizes leverage and that as a result the value of the Fund assets that the Adviser invests and reinvests is materially greater than its net assets. However, the advisory fee is calculated based on the Fund's net assets. The directors noted that many leveraged funds pay advisory fees based on "adjusted net assets" which results in such funds paying advisory fees on the assets supported by leverage, and that if the advisory fee paid by the Fund was expressed as a percentage of its adjusted net assets the fee rate would be materially lower than the rate stated in the Advisory Agreement. They also noted that the Adviser's costs in respect of the Fund had recently been reduced by the Adviser's termination of an agreement pursuant to which it had paid a third party a consulting fee equal to .10% of the Fund's average weekly net assets.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in fixed income taxable securities. They also received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-


_______________________________________________________________________________

42 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


investment company clients or to investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group of funds in the same Lipper category created by Lipper (an Expense Group, which Lipper described as a representative sample of comparable funds). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund) was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual management fees of 115 basis points (combined advisory and administration fees paid under the Advisory and Administration Agreements) were the same as the median for the Expense Group. The directors noted that the Fund's expense ratio was the same as the median for the Expense Group. The directors also noted that the reductions in the advisory and administration fees proposed by the Adviser and Administrator would have resulted in a material benefit to the Fund if they had been in effect in the Fund's prior fiscal year. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 43


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

44 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of The Wall Street Journal each day, under the designation "AllncWrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 45


NOTES


_______________________________________________________________________________

46 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


NOTES


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 47


NOTES


_______________________________________________________________________________

48 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


-------------------------------------------------------------------------------

Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard non-public personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

-------------------------------------------------------------------------------

ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


WDGAR1005


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                          Audit-Related
                            Audit Fees        Fees         Tax Fees
                            ----------    -------------    --------
                    2004      $54,000        $11,890        $24,003
                    2005      $55,000         $5,925        $17,704


(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                         Total Amount of
                                                        Foregoing Column
                                                       Pre-approved by the
                                 All Fees for            Audit Committee
                              Non-Audit Services      (Portion Comprised of
                               Provided to the         Audit Related Fees)
                            Portfolio, the Adviser    (Portion Comprised of
                            and Service Affiliates          Tax Fees)
                            ----------------------    ---------------------
                    2004          $1,137,625                [$185,893]
                                                            ($161,890)
                                                            ($ 24,003)
                    2005            $904,922                [$193,629]
                                                            ($175,925)
                                                            ($ 17,704)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Ruth Block               Michael J. Downey
David H. Dievler         William H. Foulk, Jr
John H. Dobkin           D. James Guzy
                         Marshall C. Turner, Jr.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

October 2005

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------

12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance World Dollar Government Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: December 29, 2005

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: December 29, 2005